NEW AGE ALPHA TRUST

AVDR US LargeCap ESG ETF

(the “Fund”)

Supplement dated March 4, 2021 to the Fund’s Summary Prospectus and the Fund’s Prospectus dated December 28, 2020, as supplemented

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Fund’s Summary Prospectus and the Fund’s Prospectus

Effective immediately, the Fund’s Summary Prospectus and the Fund’s Prospectus are amended as follows:

In the sub-section entitled “Refinitiv” within the section entitled “Principal Investment Strategy,” the website address for Refinitiv is deleted in its entirety and replaced with the following:

https://www.refinitiv.com/content/dam/marketing/en_us/documents/methodology/refinitiv-esg-scores-methodology.pdf

This Supplement, the Fund’s Summary Prospectus and the Fund’s Prospectus provide relevant information for all shareholders and should be retained for future reference.